Subsequent events	9 Months Ended
Sep. 30, 2023
Subsequent Event [Line Items]
Subsequent Events
19. SUBSEQUENT EVENTS
On November 3, 2023, we entered into a definitive agreement to acquire 100% ownership of VDC Holdco, LLC, the indirect parent company of Vegas.com, LLC, a leading entertainment marketplace for consumers exploring Las Vegas, Nevada. The agreed upon purchase price was approximately $243.8 million, which is subject to customary closing adjustments, comprised of approximately $153.6 million in cash and approximately 15.6 million shares of our Class A common stock (calculated based on a price per share of $5.80, representing the average daily volume weighted price per share for each of the five consecutive trading days ending on and including November 2, 2023). The transaction also closed on November 3, 2023. We financed the cash portion of the purchase price with cash on hand.